Discontinued Operations	12 Months Ended
Dec. 31, 2013
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
Discontinued Operations

On March 1, 2012, the Company completed the sale of its Canadian operations to Transcontinental (see Note 3, "Acquisitions and Strategic Investments," for a description of the business exchange transaction). Transcontinental assumed pension and post-retirement obligations pertaining to approximately 1,500 Canadian employees, located among the seven facilities sold to Transcontinental. The gain on disposal of discontinued operations, net of tax, was finalized in 2012, and determined as follows:

As of
December 31, 2012
Fair value of the acquired Transcontinental Mexican operations	$63.6
Cash paid to Transcontinental	(6.1)
Net proceeds	57.5
Net assets of discontinued operations	(27.2)
Cumulative translation adjustment of discontinued operations	3.7
Gain on disposal of discontinued operations, net of tax(1)	$34.0
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(1)
For tax purposes the disposal of discontinued operations resulted in a long-term capital loss, for which a deferred tax asset was recorded. An offsetting valuation allowance against the deferred tax asset was recorded to reflect the expected value at which the asset will be recovered.

As the sale of the Canadian operations was completed on March 1, 2012, there were no results of operations of the Canadian operations for the year ended December 31, 2013. The following table summarizes the results of operations of the Canadian operations, which are included in the loss from discontinued operations in the consolidated statements of operations for the years ended December 31, 2012 and 2011:

	Year Ended December 31,
	2012	2011
Total net sales	$32.2	$343.9

Loss from discontinued operations before income taxes	(3.2)	(34.2)
Income tax expense	—	4.4
Loss from discontinued operations, net of tax	$(3.2)	$(38.6)

Prior to the March 1, 2012 closing, the Company continued to execute restructuring events related to plant closures, workforce reductions and other restructuring initiatives, as well as transaction costs related to the sale of the Canadian operations. Due to these initiatives, the Company has recognized $1.7 million and $45.1 million in restructuring, impairment and transaction-related costs for the years ended December 31, 2012 and 2011, respectively, within discontinued operations in the consolidated statements of operations. The 2011 restructuring expense included a $17.9 million charge to recognize a pension curtailment loss and a $13.9 million goodwill impairment charge in the third quarter of 2011 for the pending sale of the Canadian discontinued operations due to the carrying value of the Canadian net assets exceeding the estimated fair value of the Mexican net assets acquired from Transcontinental.